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                                 EXHIBIT 99(a)
                                     PROXY
                             COMMUNITY BANKS, INC.
                                 P.O. Box 350
                             Millersburg, PA  17061
                           Telephone:  (717) 692-4781

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF COMMUNITY BANKS, INC.

The undersigned hereby appoints Paul W. Latsha, Earl A. Buffington, and Norwood
D. Hoover, as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of Common Stock of Community Banks, Inc. held on record by the undersigned on December 26, 1997 at the Special Meeting of Shareholders to be held on February 10, 1998 or any adjournments thereof.

1. APPROVAL, RATIFICATION AND CONFIRMATION OF THE AGREEMENT AND PLAN OF REORGANIZATION, DATED OCTOBER 28, 1997, BETWEEN COMMUNITY BANKS, INC. ("COMMUNITY") AND THE PEOPLES STATE BANK ("PEOPLES") PROVIDING FOR THE MERGER OF PEOPLES WITH AND INTO PSB INTERIM BANK, A NEWLY FORMED STATE CHARTERED BANKING SUBSIDIARY OF COMMUNITY.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

2. APPROVAL OF A PROPOSAL TO POSTPONE OR ADJOURN THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AND THE AGREEMENT AND PLAN OF REORGANIZATION.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

3. APPROVAL OF THE AMENDMENT OF THE COMMUNITY ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMUNITY COMMON STOCK FROM 5,000,000 SHARES TO 20,000,000 SHARES.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

4. OTHER BUSINESS: Take action on other business which may properly come before the meeting.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Dated the  day of                   , 1998.



                                                                      (SEAL)
                                       -------------------------------
                                              Signature

                                                                      (SEAL)
                                       -------------------------------
                                              Signature

                                       Please date and sign exactly as your name appears hereon. When signing as an Attorney, Executor, Administrator,
                                       Trustee or Guardian, please give full
                                       title. If more than one Trustee, all must sign. All joint owners must sign.